                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:                   811-06677

Exact name of registrant as specified in charter:     Dryden Index Series Fund

Address of principal executive offices:               Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Name and address of agent for service:                Richard Kirk
                                                      Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Registrant's telephone number, including area code:   (203) 944-5310

Date of fiscal year end:                              September 30, 2003

Date of reporting period:                             September 30, 2003

Item 1 -- Reports to Stockholders

Dryden Stock Index Fund

              Formerly known as Prudential Stock Index Fund

                  SEPTEMBER 30, 2003   ANNUAL REPORT

        (GRAPHIC)


              FUND TYPE
              Large-capitalization stock

              OBJECTIVE
              Provide investment results that
              correspond to the price and yield
              performance of the S&P 500 Index

              -------------------------------------

              This report is not authorized for
              distribution to prospective investors unless preceded or accompanied by a current prospectus.

              The views expressed in this report
              and information about the Fund's
              portfolio holdings are for the period covered by this report and are subject to change thereafter.

              JennisonDryden is a service mark of
              The Prudential Insurance Company
              of America.

JennisonDrydenMutualFunds

Dear Shareholder,                 November 21, 2003

Recent stories in the media have painted an unflattering portrait of the mutual fund industry. There has also been press coverage of Prudential, almost all of which has been focused on former brokers of Prudential
Securities.* As the manager of JennisonDryden mutual funds, we at Prudential Investments share your concern over these investigations.

State and federal authorities have requested information regarding trading practices from many mutual fund companies from across the nation. Prudential Investments has been cooperating with those inquiries and, at the same time, participating in an internal review. This review includes activity by the investment professionals of Prudential-managed funds, as well as the policies, systems, and procedures of Prudential
Financial's investment units and its
proprietary distribution channels, including the former Prudential Securities.

Market timing
While market timing is not illegal, Prudential
Investments has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Our mutual fund business has established operating policies and procedures that are designed to detect and deter frequent trading activities deemed disruptive to the management of Prudential-managed mutual fund portfolios, and we have rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of
JennisonDryden Mutual Funds, and Prudential
Investment Management Services, the
distributor of the funds, are part of the Investment Management segment of Prudential
Financial, Inc. and are separate legal
entities from Prudential Securities, a retail brokerage firm formerly owned by Prudential
Financial. In February 2003, Prudential
Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July
2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities, and Prudential Financial owns the remaining 38%.

Late trading
SEC rules require that orders to purchase or redeem fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally
4:00 p.m., Eastern time) if they are to receive that day's price. While we can't be absolutely certain that no intermediary has accepted a late trade, our contracts with intermediaries require that they adhere to our prohibition on late trading.

For more than 40 years Prudential has offered investors quality investment products, financial guidance, and responsive customer service. Today, as the manager of JennisonDryden mutual funds, we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President
Dryden Stock Index Fund
                               Dryden Stock Index Fund  1

Your Fund's Performance

Fund Objective
The investment objective of the Dryden Stock
Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index).
There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1 as of 9/30/03

                                           One Year          Five Years         Ten Years         Since Inception2
Class A                                  23.62% (23.57)          N/A               N/A           -27.23% (-27.39)
Class B                                  22.69  (22.64)          N/A               N/A           -29.35  (-29.51)
Class C                                  22.69  (22.64)          N/A               N/A           -29.31  (-29.47)
Class Z                                  23.97  (23.91)      4.03% (3.70)   151.27% (150.26)     180.74  (179.62)
Class I                                  24.08  (24.02)      4.55  (4.22)          N/A            13.63  (13.22)
S&P 500 Index3                              24.37               5.08              160.43               ***
Lipper S&P 500 Index Obj. Funds Avg.4       23.53               2.36              150.92               ****

Average Annual Total Returns1 as of 9/30/03

                                           One Year          Five Years         Ten Years       Since Inception2
Class A                                  19.61% (19.55)          N/A               N/A          -8.67%   (-8.72)
Class B                                  17.69  (17.64)          N/A               N/A          -9.06    (-9.12)
Class C                                  20.48  (20.42)          N/A               N/A          -8.81    (-8.87)
Class Z                                  23.97  (23.91)      0.79% (0.73)      9.65% (9.61)      9.93     (9.89)
Class I                                  24.08  (24.02)      0.89  (0.83)          N/A           2.09     (2.03)
S&P 500 Index3                               24.37              1.00              10.04              ***
Lipper S&P 500 Index Obj. Funds Avg.4        23.53              0.46               9.63             ****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charge would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without a contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z and Class I shares are not subject to sales charges or 12b-1 fees.
Without waiver of fees and/or expense
subsidization, the Fund's total returns would have been lower, as indicated in parentheses.
The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception dates:
Class A, B, and C, 11/18/99; Class Z, 11/5/92;
and Class I, 8/1/97. 3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
public companies. It gives a broad look at how
U.S. stock prices have performed. 4The Lipper
S&P 500 Index Objective Funds  Average (Lipper
Average) represents returns based on the average return of all funds in the Lipper S&P
500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited-expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis. Investors cannot invest directly in an index. The

2   Visit our website at www.jennisondryden.com
returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index Closest
Month-End to Inception cumulative total returns are -24.20% for Class A, B, and C; 193.20% for
Class Z; and 14.13% for Class I. S&P 500 Index
Closest Month-End to Inception average annual total returns are -6.97% for Class A, B, and C; 10.36% for Class Z; and 2.17% for Class I.
****Lipper Average Closest Month-End to
Inception cumulative total returns are -25.82% for Class A, B, and C; 181.89% for Class Z; and
10.78% for Class I. Lipper Average Closest
Month-End to Inception average annual total returns are -7.50% for Class A, B, and C; 9.96% for Class Z; and 1.67% for Class I.

S&P 500 Index as of 9/30/03

                (GRAPH)

Source: Factset.
"Standard & Poor'sR," "S&PR," "S&P 500R,"
"Standard & Poor's 500," and "500" are
trademarks of The McGraw Hill Companies, Inc.,
and have been licensed for use by Prudential
Investments LLC, its affiliates, and
subsidiaries. The Dryden Stock Index Fund is
not sponsored, endorsed, sold, or promoted by
S&P, and S&P makes no representation regarding
the advisability of investing in the Fund. The
performance cited does not represent the
performance of the Dryden Stock Index Fund.
Past performance is not indicative of future
results. Investors cannot invest directly in an
index.
                               Dryden Stock Index Fund  3

Investment Adviser's Report

The Dryden Stock Index Fund tracked the S&P 500
Index (the Index) closely over
the 12 months ended September 30, 2003. The return on its Class I shares slightly trailed the Index's substantial 24.37% gain and exceeded the Lipper S&P 500 Index Objective
Funds Average.

Investor Confidence Increased
The rise of the Index was concentrated in a 26% leap between mid-March and mid-June 2003 as investors gradually regained confidence that the U.S. economy was growing again. After that advance, the markets stalled, we believe because share prices had risen much faster than profit forecasts. They declined in the last few weeks of the third quarter when consumer confidence fell to the lowest level since war began in Iraq. Over the Fund's full fiscal year, all 10 market sectors rose, but the gains were unevenly distributed. The two major positive themes were the recovery of information technology and networking stocks and gains in industries that typically benefit first from a broadly accelerating economy.

Technology Sector Rose Almost 60%
The technology sector had an extraordinary rise, leading other sectors by a large margin.
Companies supplying networking and
communications products, such as Avaya and Corning, had large gains, rebounding from investors' post-2000 aversion. Internet companies such as Yahoo! also performed particularly well. Manufacturers of computer information storage and peripheral devices, semiconductors, and equipment for designing and making semiconductors benefited from expectations that demand for these basic components would rise before sales of end-user products. There were no significant negative returns in the S&P 500 technology sector.

The second strongest sector was the smaller telecommunication services sector, where wireless providers such as Nextel and AT&T
Wireless, and companies like Sprint that have wireless interests, were among the top performers. The "Baby Bells," the incumbent local service providers, had good but less impressive results.

Investors Prepared for Faster Growth
The materials sector, including metals, forest products, and packaging, had what we viewed as a good return. These products tend to be very cyclical--in great demand when the economy is growing and in less demand during a recession.
In the financial sector, firms that lend to consumers had strong returns as consumer spending and borrowing continued to be high.
The leaders in the sector included the credit card companies Capital One Financial and Providian, and the residential mortgage firm

4   Visit our website at www.jennisondryden.com

Countrywide Financial. Companies that normally would benefit from a resurgence of the stock market and investment banking--including T. Rowe
Price, Merrill Lynch, and J.P. Morgan Chase-- also performed well.

The consumer discretionary sector consists of companies whose products or services are not essential for consumers. Technology-related groups in this sector, such as retail stores that sell computers and electronic goods and firms that sell over the Internet, were among the market's leaders.

Some Industry Groups Declined
Some consumer discretionary groups had negative returns over the Fund's reporting period, including companies that make photographic products, tires and rubber goods, and housewares. The stocks of publishers also declined on average.

The worst-performing broad sector was consumer staples, although it had a small positive return. Because these stocks tend to be noncyclical, they were favored by investors during the economic slowdown. As investors regained confidence in the economy, they sold their shares. Stocks of brewers, soda bottlers, and some supermarket chains fell. The food products company Conagra also declined sharply.

In the industrials sector, a similar trend hurt defense contractors. Investors had focused on them during the recession, and their shares corrected in price during the latter part of the Fund's reporting period. In contrast, the industrial sector was buoyed by the increase in interest in construction-related firms.

Healthcare Stocks Diverged Sharply
In the broad healthcare sector, individual industry groups fared very differently from one another. Some drug and medical supply & services stocks, such as large drug and medical supply distributors, had negative returns.
Schering-Plough, whose antihistamine Claritin became available over the counter, suffered a sharp earnings decline that significantly affected its share price. Patent expirations and poor pipelines are problems that many drug companies are facing, and which continue to depress their share prices. For the most part, large drug companies had modest gains while biotechnology firms did better.

Hospital managers faced an oversupply of
facilities and rising government scrutiny, and
Columbia/HCA and Tenet Healthcare shares
declined. But some of the pricing pressure on
hospitals came from HMOs that were squeezing
costs. Shares of the HMO firms Aetna and Humana
had strong returns.
                               Dryden Stock Index Fund  5

Energy and Energy Utility Stock Performance Varied
Energy stocks performed moderately well, led by oil service stocks. The instability in the Middle East and the prospect of new opportunities in Iraq increased interest in these firms. Among utilities, companies caught in Enron's downdraft but which had strengthened their business models and balance sheets--such as Williams Companies and Dynegy--had steep recoveries. A few electric utilities that had overinvested and weakened their financial condition, such as CMS Energy, were among the poorest performers in the S&P 500 Index.

Dryden Stock Index Fund Management Team
------------------------------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

6   Visit our website at www.jennisondryden.com

Portfolio of Investments
as of September 30, 2003

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  95.2%
 COMMON STOCKS
 AEROSPACE/DEFENSE  1.6%
 -----------------------------------------------------------------------------------
      187,084          Boeing Co.                                       $     6,422,594
       45,006          General Dynamics Corp.                                 3,513,168
      191,615          Honeywell International, Inc.                          5,049,055
      101,956          Lockheed Martin Corp.                                  4,705,269
       39,974(c)       Northrop Grumman Corp.                                 3,446,558
       90,344          Raytheon Co.                                           2,529,632
       41,763          Rockwell Automation, Inc.                              1,096,279
       41,763          Rockwell Collins, Inc.                                 1,054,516
      104,920          United Technologies Corp.                              8,108,218
                                                                        ---------------
                                                                             35,925,289
 AGRICULTURAL PRODUCTS  0.1%
 -----------------------------------------------------------------------------------
       57,692(c)       Monsanto Co.                                           1,381,147
 AIRLINES  0.2%
 -----------------------------------------------------------------------------------
       26,684(c)       Delta Airlines, Inc.(a)                                  354,897
      180,574          Southwest Airlines Co.                                 3,196,160
                                                                        ---------------
                                                                              3,551,057
 ALUMINUM  0.2%
 -----------------------------------------------------------------------------------
      192,444          Alcoa, Inc.                                            5,034,335
 AUTOMOBILES & TRUCKS  0.7%
 -----------------------------------------------------------------------------------
        9,479(c)       Cummins, Inc.                                            421,152
       35,740          Dana Corp.                                               551,468
      123,484          Delphi Automotive Systems Corp.                        1,117,530
      408,463(c)       Ford Motor Co.                                         4,399,146
      123,378(c)       General Motors Corp.                                   5,049,862
       38,799(c)       Genuine Parts Co.                                      1,240,792
       20,076          Johnson Controls, Inc.                                 1,899,190
       17,560(c)       Navistar International Corp.(a)                          654,637
       31,370          Visteon Corp.                                            207,042
                                                                        ---------------
                                                                             15,540,819

                                              See Notes to Financial Statements.
                            Dryden Index Series Fund - Dryden Stock Index Fund 7

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 BANKING  7.4%
 -----------------------------------------------------------------------------------
       80,300(c)       AmSouth Bancorporation                           $     1,703,966
      336,867(c)       Bank of America Corp.                                 26,289,101
      173,536          Bank of New York Co., Inc.                             5,051,633
      257,916          Bank One Corp.                                         9,968,453
      125,058          BB&T Corp.                                             4,490,833
       51,667          Capital One Financial Corp.                            2,947,086
       51,014          Charter One Financial, Inc.                            1,561,028
       37,361          Comerica, Inc.                                         1,741,023
      129,573          Fifth Third Bancorp                                    7,187,414
       28,500          First Tennessee National Corp.                         1,210,110
      233,934          FleetBoston Financial Corp.                            7,053,110
       34,892(c)       Golden West Financial Corp.                            3,123,183
       54,429          Huntington Bancshares, Inc.                            1,077,150
      459,329          JP Morgan Chase & Co.                                 15,768,765
       94,635          KeyCorp                                                2,419,817
       99,746          Mellon Financial Corp.                                 3,006,344
      136,098          National City Corp.                                    4,009,447
       37,200          North Fork Bancorporation, Inc.                        1,292,700
       49,962          Northern Trust Corp.                                   2,120,387
       64,936          PNC Financial Services Group                           3,089,655
       65,102          Providian Financial Corp.(a)                             767,553
       74,400          SouthTrust Corp.                                       2,186,616
       76,162          State Street Corp.                                     3,427,290
       63,083          SunTrust Banks, Inc.                                   3,808,321
       44,800          Union Planters Corp.                                   1,417,472
      429,595          US Bancorp                                            10,305,984
      303,265(c)       Wachovia Corp.(e)                                     12,491,485
      375,940          Wells Fargo & Co.                                     19,360,910
       20,500          Zions Bancorporation                                   1,144,925
                                                                        ---------------
                                                                            160,021,761
 BEVERAGES  2.6%
 -----------------------------------------------------------------------------------
        7,947          Adolph Coors Co.                                         427,231
      187,454          Anheuser - Busch Co., Inc.                             9,248,980
       13,038          Brown-Forman Corp.                                     1,031,567
      552,532          Coca-Cola Co.                                         23,736,775
      104,200          Coca-Cola Enterprises, Inc.                            1,986,052
       62,000          Pepsi Bottling Group, Inc.                             1,275,960
      388,205          PepsiCo, Inc.                                         17,791,435
                                                                        ---------------
                                                                             55,498,000

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 CHEMICALS  1.0%
 -----------------------------------------------------------------------------------
       50,532          Air Products & Chemicals, Inc.                   $     2,278,993
      208,036          Dow Chemical Co.                                       6,769,491
      223,944(c)       E.I. du Pont de Nemours & Co.                          8,959,999
       17,693          Eastman Chemical Co.                                     592,716
       27,031          Hercules, Inc.(a)                                        306,261
       47,770          Rohm & Haas Co.                                        1,597,907
       15,316(c)       Sigma-Aldrich Corp.                                      795,513
                                                                        ---------------
                                                                             21,300,880
 CHEMICAL -- SPECIALTY  0.1%
 -----------------------------------------------------------------------------------
       27,704          Engelhard Corp.                                          766,570
       10,890          Great Lakes Chemical Corp.                               218,998
       37,879          Praxair, Inc.                                          2,346,604
                                                                        ---------------
                                                                              3,332,172
 COMMERCIAL SERVICES  0.2%
 -----------------------------------------------------------------------------------
      111,200(c)       Concord EFS, Inc.(a)                                   1,520,104
       39,000          Convergys Corp.(a)                                       715,260
       34,388          Moodys Corp.                                           1,890,308
                                                                        ---------------
                                                                              4,125,672
 COMPUTER HARDWARE  2.6%
 -----------------------------------------------------------------------------------
       84,812          Apple Computer, Inc.(a)                                1,749,671
      577,240          Dell, Inc.(a)                                         19,274,044
       67,792(c)       Gateway, Inc.(a)                                         383,703
      388,334          International Business Machines Corp.                 34,301,542
       19,900(c)       NCR Corp.(a)                                             630,631
                                                                        ---------------
                                                                             56,339,591
 COMPUTER SOFTWARE & SERVICES  7.7%
 -----------------------------------------------------------------------------------
       49,820(c)       Adobe Systems, Inc.                                    1,955,933
       24,210          Autodesk, Inc.                                           412,054
      133,878          Automatic Data Processing, Inc.                        4,799,526
       55,600          BMC Software, Inc.(a)                                    774,508
    1,577,244          Cisco Systems, Inc.(a)                                30,819,348
       40,900(c)       Citrix Systems, Inc.(a)                                  903,072
      131,258(c)       Computer Associates International, Inc.                3,427,146
       41,851(c)       Computer Sciences Corp.(a)                             1,572,342
       84,100          Compuware Corp.(a)                                       450,776
      142,600(c)       eBay, Inc.(a)                                          7,630,526

                                              See Notes to Financial Statements.
                            Dryden Index Series Fund - Dryden Stock Index Fund 9

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
       33,600(c)       Electronic Arts, Inc.(a)                         $     3,098,928
      487,104(c)       EMC Corp.(a)                                           6,152,124
      166,464          First Data Corp.                                       6,651,901
       46,300(c)       Intuit, Inc.(a)                                        2,233,512
       42,320          KLA-Tencor Corp.(a)                                    2,175,248
       17,600(c)       Mercury Interactive Corp.(a)                             799,216
      131,916(c)       Micron Technology, Inc.(a)                             1,770,313
    2,422,412          Microsoft Corp.                                       67,318,830
       90,202          Novell, Inc.(a)                                          480,777
       31,900          Novellus Systems, Inc.(a)                              1,076,625
       39,200(c)       NVIDIA Corp.(a)                                          623,711
    1,179,040(c)       Oracle Corp.(a)                                       13,228,829
       62,779          Parametric Technology Corp.(a)                           195,870
       84,400          PeopleSoft, Inc.(a)                                    1,535,236
      106,100          Siebel Systems, Inc.(a)                                1,031,292
      733,796          Sun Microsystems, Inc.(a)                              2,428,865
       63,300(c)       SunGuard Data Systems, Inc.(a)                         1,665,423
       96,077(c)       VERITAS Software Corp.(a)                              3,016,818
                                                                        ---------------
                                                                            168,228,749
 CONSTRUCTION  0.1%
 -----------------------------------------------------------------------------------
       18,237          Fluor Corp.                                              680,787
       11,691          KB Home                                                  697,485
       14,543          Pulte Homes, Inc.                                        989,070
       21,500          Vulcan Materials Co.                                     858,065
                                                                        ---------------
                                                                              3,225,407
 CONTAINERS  0.1%
 -----------------------------------------------------------------------------------
       11,516          Ball Corp.                                               621,864
       13,305          Bemis Co.                                                589,412
       35,258          Pactiv Corp.(a)                                          715,032
                                                                        ---------------
                                                                              1,926,308
 COSMETICS & SOAPS  2.2%
 -----------------------------------------------------------------------------------
       12,457(c)       Alberto-Culver Co.                                       732,721
       52,472(c)       Avon Products, Inc.                                    3,387,592
       52,032          Clorox Co.                                             2,386,708
      121,730          Colgate-Palmolive Co.                                  6,803,490
      228,139          Gillette Co.                                           7,295,885
       20,975          International Flavors & Fragrances, Inc.                 693,853
      290,819          Procter & Gamble Co.                                  26,993,819
                                                                        ---------------
                                                                             48,294,068

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 DIVERSIFIED GAS
 -----------------------------------------------------------------------------------
       11,923          NICOR, Inc.                                      $       418,974
 DRUGS & MEDICAL SUPPLIES  11.6%
 -----------------------------------------------------------------------------------
      348,774          Abbott Laboratories                                   14,840,334
       28,582          Allergan, Inc.                                         2,250,261
       25,400          AmerisourceBergen Corp.                                1,372,870
      286,504(c)       Amgen, Inc.(a)                                        18,499,563
       13,038          Bausch & Lomb, Inc.                                      575,628
      135,674(c)       Baxter International, Inc.                             3,942,686
       56,612          Becton Dickinson & Co.                                 2,044,825
       32,800          Biogen, Inc.(a)                                        1,253,944
       57,023(c)       Biomet, Inc.                                           1,916,543
       90,962          Boston Scientific Corp.(a)                             5,803,376
      438,414          Bristol-Myers Squibb Co.                              11,249,703
       12,056          C.R. Bard, Inc.                                          855,976
      100,473          Cardinal Health, Inc.                                  5,866,618
       82,100          Forest Laboratories, Inc.(a)                           4,224,045
       48,900(c)       Genzyme Corp.(a)                                       2,261,625
       68,248          Guidant Corp.                                          3,197,419
      666,769(c)       Johnson & Johnson                                     33,018,401
       57,933          King Pharmaceuticals, Inc.(a)                            877,685
      254,097          Lilly (Eli) & Co.                                     15,093,362
       55,300          MedImmune, Inc.(a)                                     1,825,453
      272,758          Medtronic, Inc.                                       12,797,805
      505,744          Merck & Co., Inc.                                     25,600,761
    1,764,523          Pfizer, Inc.                                          53,606,209
       22,600(c)       Quest Diagnostics, Inc.(a)                             1,370,464
      327,024          Schering- Plough Corp.                                 4,983,846
       41,432          St. Jude Medical, Inc.(a)                              2,227,799
       45,800          Stryker Corp.                                          3,449,198
       23,900(c)       Watson Pharmaceuticals, Inc.(a)                          996,391
      297,591          Wyeth                                                 13,718,945
       50,911(c)       Zimmer Holdings, Inc.(a)                               2,805,196
                                                                        ---------------
                                                                            252,526,931
 EDUCATION  0.1%
 -----------------------------------------------------------------------------------
       38,800          Apollo Group, Inc.(a)                                  2,561,964

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 11

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 ELECTRONICS  4.7%
 -----------------------------------------------------------------------------------
       79,924(c)       Advanced Micro Devices, Inc.(a)                  $       887,956
      105,496          Agilent Technologies, Inc.(a)                          2,332,516
       85,800(c)       Altera Corp.(a)                                        1,621,620
       80,200          Analog Devices, Inc.(a)                                3,049,204
      105,800(c)       Electronic Data Systems Corp.                          2,137,160
       94,775          Emerson Electric Co.                                   4,989,904
      684,602          Hewlett-Packard Co.                                   13,253,895
    1,469,688(c)       Intel Corp.                                           40,431,117
       45,100          Jabil Circuit, Inc.(a)                                 1,174,855
       70,100(c)       Linear Technology Corp.                                2,510,281
       87,544(c)       LSI Logic Corp.(a)                                       787,020
       72,700          Maxim Integrated Products, Inc.                        2,871,650
       43,250          Molex, Inc.                                            1,236,517
      529,013          Motorola, Inc.                                         6,332,286
       42,276(c)       National Semiconductor Corp.(a)                        1,365,092
       27,170          PerkinElmer, Inc.                                        415,973
       37,500(c)       PMC-Sierra, Inc.(a)                                      494,662
       22,900(c)       QLogic Corp.(a)                                        1,076,529
      119,500          Sanmina Corp.(a)                                       1,159,150
      184,500(c)       Solectron Corp.(a)                                     1,079,325
       22,624          Tektronix, Inc.(a)                                       559,944
       39,900(c)       Teradyne, Inc.(a)                                        742,140
      389,052          Texas Instruments, Inc.                                8,870,386
       17,733          Thomas & Betts Corp.(a)                                  281,068
       77,700(c)       Xilinx, Inc.(a)                                        2,215,227
                                                                        ---------------
                                                                            101,875,477
 FINANCIAL SERVICES  8.2%
 -----------------------------------------------------------------------------------
       24,300          Ambac Financial Group, Inc.                            1,555,200
      289,959          American Express Co.                                  13,065,553
       21,998(c)       Bear, Stearns & Co., Inc.                              1,645,451
      300,011(c)       Charles Schwab Corp.                                   3,573,131
    1,156,555(c)       Citigroup, Inc.                                       52,634,818
       29,337(c)       Countrywide Credit Industries, Inc.                    2,296,500
       14,219          Deluxe Corp.                                             570,751
       29,930          Equifax, Inc.                                            666,541
      220,134(c)       Fannie Mae                                            15,453,407
       26,400          Federated Investors, Inc., Class B                       731,280
       43,200(c)       Fiserv, Inc.(a)                                        1,565,136
       58,414          Franklin Resources, Inc.                               2,582,483

See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
      153,932          Freddie Mac                                      $     8,058,340
      106,400          Goldman Sachs Group, Inc.                              8,926,960
       41,360(c)       H&R Block, Inc.                                        1,784,684
       48,900          Janus Capital Group, Inc.                                683,133
       65,600(c)       John Hancock Financial Services, Inc.                  2,217,280
       53,474          Lehman Brothers Holdings, Inc.                         3,693,984
       48,000          Marshall & Ilsley Corp.                                1,512,960
      290,764          MBNA Corp.                                             6,629,419
      210,534          Merrill Lynch & Co., Inc.                             11,269,885
      244,236          Morgan Stanley                                        12,324,149
       86,725(c)       Paychex, Inc.                                          2,942,579
      124,900(c)       Prudential Financial, Inc.(e)                          4,666,264
       49,500          Regions Financial Corp.                                1,695,375
      102,192          SLM Corp.                                              3,981,400
       65,666          Synovus Financial Corp.                                1,640,993
       26,000          T. Rowe Price Group, Inc.                              1,072,760
      206,987(c)       Washington Mutual, Inc.                                8,149,078
                                                                        ---------------
                                                                            177,589,494
 FOODS  1.4%
 -----------------------------------------------------------------------------------
      140,859          Archer-Daniels-Midland Co.                             1,846,661
       90,847(c)       Campbell Soup Co.                                      2,407,446
      119,843          ConAgra, Inc.                                          2,545,465
       82,972(c)       General Mills, Inc.                                    3,905,492
       78,514          H.J. Heinz & Co.                                       2,691,460
       30,358          Hershey Foods Corp.                                    2,206,419
       89,970          Kellogg Co.                                            3,000,500
       31,300          McCormick & Co., Inc.                                    858,246
      175,486          Sara Lee Corp.                                         3,221,923
      146,580          Sysco Corp.                                            4,794,632
       49,604          Wm. Wrigley Jr. Co.                                    2,743,101
                                                                        ---------------
                                                                             30,221,345
 FOREST PRODUCTS  0.8%
 -----------------------------------------------------------------------------------
       14,449          Boise Cascade Corp.                                      398,792
       59,230(c)       Georgia-Pacific Corp.                                  1,435,735
      103,984          International Paper Co.                                4,057,456
      115,316          Kimberly-Clark Corp.                                   5,918,017
       29,156          Louisiana-Pacific Corp.(a)                               401,770
       43,735          MeadWestvaco Corp.                                     1,115,242
       10,245          Temple-Inland, Inc.                                      497,395
       48,800(c)       Weyerhaeuser Co.                                       2,852,360
                                                                        ---------------
                                                                             16,676,767

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 13

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 GAS DISTRIBUTION  0.1%
 -----------------------------------------------------------------------------------
       35,000          KeySpan Corp.                                    $     1,227,800
 GAS PIPELINES  0.3%
 -----------------------------------------------------------------------------------
       37,797          Cinergy Corp.                                          1,387,150
      129,704(c)       El Paso Corp.                                            946,839
       27,400(c)       Kinder Morgan, Inc.                                    1,479,874
        6,832          Peoples Energy Corp.                                     282,708
       47,998          Sempra Energy                                          1,409,221
      116,992          Williams Companies, Inc.                               1,102,065
                                                                        ---------------
                                                                              6,607,857
 HEALTH CARE  0.4%
 -----------------------------------------------------------------------------------
       32,400(c)       Anthem, Inc.(a)                                        2,311,092
        4,000          Express Scripts, Inc.(a)                                 244,600
       20,960          Manor Care, Inc.                                         628,800
       63,376          McKesson Corp.                                         2,109,787
       60,534          Medco Health Solutions, Inc.(a)                        1,569,647
       31,800          Wellpoint Health Networks, Inc.(a)                     2,451,144
                                                                        ---------------
                                                                              9,315,070
 HOSPITAL MANAGEMENT  0.7%
 -----------------------------------------------------------------------------------
      113,631(c)       HCA, Inc.                                              4,188,439
       52,000(c)       Health Management Associates, Inc.                     1,134,120
       33,810          Humana, Inc.(a)                                          610,270
       57,110          IMS Health, Inc.                                       1,205,021
      108,372          Tenet Healthcare Corp.(a)                              1,569,226
      133,424          United Health Group, Inc.                              6,713,896
                                                                        ---------------
                                                                             15,420,972
 HOUSING RELATED  0.4%
 -----------------------------------------------------------------------------------
       13,797          Centex Corp.                                           1,074,510
       43,100          Leggett & Platt, Inc.                                    932,253
      103,126(c)       Masco Corp.                                            2,524,525
       19,318          Maytag Corp.                                             482,370
       58,827          Newell Rubbermaid, Inc.                                1,274,781
       19,438          Stanley Works                                            573,810
       12,240          Tupperware Corp.                                         163,771
       16,039          Whirlpool Corp.                                        1,086,963
                                                                        ---------------
                                                                              8,112,983

See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 INSURANCE  4.2%
 -----------------------------------------------------------------------------------
       59,200          ACE Ltd.                                         $     1,958,336
       35,393          Aetna, Inc.                                            2,160,035
      115,800          AFLAC, Inc.                                            3,740,340
      156,408(c)       Allstate Corp.                                         5,713,584
      586,738          American International Group, Inc.                    33,854,783
       67,989(c)       Aon Corp.                                              1,417,571
       41,434          Chubb Corp.                                            2,688,238
       29,897(c)       CIGNA Corp.                                            1,334,901
       35,114          Cincinnati Financial Corp.                             1,403,155
       62,253          Hartford Financial Services Group, Inc.                3,276,375
       32,986          Jefferson-Pilot Corp.                                  1,463,919
       40,230          Lincoln National Corp.                                 1,423,337
      119,240(c)       Marsh & McLennan Companies, Inc.                       5,677,016
       32,958          MBIA, Inc.                                             1,811,701
      168,600          Metlife, Inc.                                          4,729,230
       22,120(c)       MGIC Investment Corp.                                  1,151,788
       75,900          Principal Financial Group, Inc.                        2,352,141
       48,779          Progressive Corp.                                      3,371,117
       33,629(c)       SAFECO Corp.                                           1,185,759
       50,217          St. Paul Companies, Inc.                               1,859,535
       28,315          Torchmark Corp.                                        1,150,722
      226,569          Travelers Property Casualty Corp., Class B             3,597,916
       65,326(c)       UnumProvident Corp.                                      964,865
       29,700          XL Capital Ltd.                                        2,299,968
                                                                        ---------------
                                                                             90,586,332
 INTERNET  0.3%
 -----------------------------------------------------------------------------------
       33,300(c)       Symantec Corp.(a)                                      2,098,566
      134,600(c)       Yahoo!, Inc.(a)                                        4,762,148
                                                                        ---------------
                                                                              6,860,714
 LEISURE  0.5%
 -----------------------------------------------------------------------------------
       19,099          Brunswick Corp.                                          490,462
      137,200(c)       Carnival Corp.                                         4,512,508
       28,124          Harrah's Entertainment, Inc.                           1,184,302
       38,154(c)       Hasbro, Inc.                                             712,717
       75,600          International Game Tech., Inc.                         2,128,140
       95,713(c)       Mattel, Inc.                                           1,814,718
                                                                        ---------------
                                                                             10,842,847

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 15

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 LODGING  0.2%
 -----------------------------------------------------------------------------------
       84,021          Hilton Hotels Corp.                              $     1,362,821
       51,552          Marriott International, Inc.                           2,218,282
                                                                        ---------------
                                                                              3,581,103
 MACHINERY  0.9%
 -----------------------------------------------------------------------------------
       78,928(c)       Caterpillar, Inc.                                      5,433,404
       22,120          Cooper Industries, Inc.                                1,062,424
       53,840          Deere & Co.                                            2,870,210
       45,362          Dover Corp.                                            1,604,454
       17,677          Eaton Corp.                                            1,566,536
       38,995          Ingersoll-Rand Co.                                     2,083,893
       25,923          PACCAR, Inc.                                           1,936,189
       25,092          Parker Hannifin Corp.                                  1,121,612
       12,042          Snap-On, Inc.                                            332,961
       40,402          Thermo Electron Corp.(a)                                 876,723
                                                                        ---------------
                                                                             18,888,406
 MEDIA  3.6%
 -----------------------------------------------------------------------------------
    1,011,524(c)       AOL Time Warner(a)                                    15,284,128
      137,338          Clear Channel Communications, Inc.                     5,260,046
      505,890          Comcast Corp.(a)                                      15,621,883
       24,240          Donnelley (R.R.) & Sons, Co.                             602,849
       19,804(c)       Dow Jones & Co., Inc.                                    937,719
       59,889          Gannett Co., Inc.                                      4,644,991
       82,012(c)       Interpublic Group of Companies, Inc.(a)                1,158,010
       18,183(c)       Knight-Ridder, Inc.                                    1,212,806
       44,200          McGraw Hill Companies, Inc.                            2,746,146
       10,496(c)       Meredith Corp.                                           484,600
       23,700(c)       Monster Worldwide, Inc.(a)                               596,766
       32,390          New York Times Co.                                     1,407,669
      459,513(c)       The Walt Disney Co.                                    9,268,377
       68,027          Tribune Co.                                            3,122,439
       60,600(c)       Univision Communications, Inc.(a)                      1,934,958
      392,952          Viacom, Inc.                                          15,050,062
                                                                        ---------------
                                                                             79,333,449
 MINERAL RESOURCES  0.3%
 -----------------------------------------------------------------------------------
       35,628(c)       Freeport-McMoran Copper & Gold, Inc.                   1,179,287
       92,797          Newmont Mining Corp.                                   3,627,435
       22,130          Phelps Dodge Corp.(a)                                  1,035,684
                                                                        ---------------
                                                                              5,842,406

See Notes to Financial Statements.
16 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 MISCELLANEOUS BASIC INDUSTRY  5.7%
 -----------------------------------------------------------------------------------
       41,700          American Power Conversion Corp.(a)               $       714,738
       16,300          American Standard Companies, Inc.(a)                   1,373,275
       49,464          Applera Corp.-Applied Biosystems Group                 1,103,542
      375,088(c)       Applied Materials, Inc.(a)                             6,804,096
       63,300          Applied Micro Circuits Corp.(a)                          308,271
       82,100(c)       Calpine Corp.(a)                                         401,469
      232,359(c)       Cendant Corp.(a)                                       4,342,790
       42,700(c)       Chiron Corp.(a)                                        2,207,163
       14,383          Crane Co.                                                336,706
       35,600          Danaher Corp.                                          2,629,416
       80,500          Dynegy, Inc.(a)                                          289,800
       60,482          Ecolab, Inc.                                           1,527,170
       27,700          EOG Resources, Inc.                                    1,156,198
       33,308          Fortune Brands, Inc.                                   1,890,229
    2,249,772          General Electric Co.                                  67,065,703
       20,474          Grainger (W.W.), Inc.                                    973,539
       66,900          Harley-Davidson, Inc.                                  3,224,580
       70,468          Illinois Tool Works, Inc.                              4,669,210
       20,786          ITT Industries, Inc.                                   1,243,834
       40,768          Loews Corp.                                            1,645,804
       10,661          Millipore Corp.(a)                                       491,046
       32,100(c)       Nabors Industries Ltd.(a)                              1,196,046
       41,667          Omnicom Group, Inc.                                    2,993,774
       25,504          Pall Corp.                                               572,310
       15,600          Power-One, Inc.(a)                                       160,524
       36,974          PPG Industries, Inc.                                   1,930,782
       38,400(c)       Robert Half International, Inc.(a)                       748,800
       21,318          Sealed Air Corp.(a)                                    1,006,849
       51,450          Symbol Technologies, Inc.                                614,828
       30,967          Textron, Inc.                                          1,221,648
      444,780          Tyco International Ltd.                                9,086,855
       29,200          Waters Corp.(a)                                          800,956
                                                                        ---------------
                                                                            124,731,951
 MISCELLANEOUS CONSUMER GROWTH  0.8%
 -----------------------------------------------------------------------------------
      175,398          3M Co.                                                12,114,740
       12,598          American Greetings Corp.(a)                              244,779
       15,832          Black & Decker Corp.                                     641,988
      291,997(c)       Corning, Inc.(a)                                       2,750,612
       65,265          Eastman Kodak Co.                                      1,366,649
                                                                        ---------------
                                                                             17,118,768

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 17

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 OFFICE EQUIPMENT & SUPPLIES  0.7%
 -----------------------------------------------------------------------------------
       24,568          Avery Dennison Corp.                             $     1,241,175
       37,100          Cintas Corp.                                           1,366,764
       28,352(c)       Lexmark International Group, Inc.(a)                   1,786,460
       76,300(c)       Network Appliance, Inc.(a)                             1,566,439
       66,800          Office Depot, Inc.(a)                                    938,540
       53,925          Pitney Bowes, Inc.                                     2,066,406
      106,850          Staples, Inc.(a)                                       2,537,688
       72,290          Unisys Corp.(a)                                          978,084
      180,498(c)       Xerox Corp.(a)                                         1,851,909
                                                                        ---------------
                                                                             14,333,465
 PETROLEUM  4.7%
 -----------------------------------------------------------------------------------
       19,478(c)       Amerada Hess Corp.                                       975,848
       54,918(c)       Anadarko Petroleum Corp.                               2,293,376
       35,474(c)       Apache Corp.                                           2,459,767
       13,545          Ashland Oil, Inc.                                        444,953
       35,200          BJ Services Co.(a)                                     1,202,784
       44,582(c)       Burlington Resources, Inc.                             2,148,852
      241,190          ChevronTexaco Corp.                                   17,233,026
      153,841(c)       ConocoPhillips                                         8,422,795
       51,300          Devon Energy Corp.                                     2,472,147
    1,500,514          Exxon Mobil Corp.                                     54,918,812
       23,459          Kerr-McGee Corp.                                       1,047,210
       70,360          Marathon Oil Corp.                                     2,005,260
       85,138          Occidental Petroleum Corp.                             2,999,412
       17,914          Sunoco, Inc.                                             720,501
       68,363          Transocean Sedco Forex, Inc.(a)                        1,367,260
       60,739          Unocal Corp.                                           1,914,493
                                                                        ---------------
                                                                            102,626,496
 PETROLEUM SERVICES  0.7%
 -----------------------------------------------------------------------------------
       74,579          Baker Hughes, Inc.                                     2,206,792
      101,911(c)       Halliburton Co.                                        2,471,342
       28,400          Nobel Corp.(a)                                           965,316
       96,052          PG&E Corp.(a)                                          2,295,643
       23,810(c)       Rowan Companies, Inc.(a)                                 585,250
      133,121          Schlumberger Ltd.                                      6,443,056
                                                                        ---------------
                                                                             14,967,399

See Notes to Financial Statements.
18 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 RAILROADS  0.4%
 -----------------------------------------------------------------------------------
       84,323          Burlington Northern Santa Fe Corp.               $     2,434,405
       47,903          CSX Corp.                                              1,401,163
       87,511          Norfolk Southern Corp.                                 1,618,953
       55,729          Union Pacific Corp.                                    3,241,756
                                                                        ---------------
                                                                              8,696,277
 REAL ESTATE INVESTMENT TRUST  0.4%
 -----------------------------------------------------------------------------------
       20,400          Apartment Investment & Management Co., Class A           802,944
       90,900          Equity Office Properties Trust                         2,502,477
       58,500          Equity Residential Properties Trust                    1,712,880
       43,300          Plum Creek Timber Co., Inc.                            1,101,552
       41,500          Simon Property Group, Inc.                             1,808,570
       45,000          Starwood Hotels & Resorts Worldwide, Inc.              1,566,000
                                                                        ---------------
                                                                              9,494,423
 RESTAURANTS  0.6%
 -----------------------------------------------------------------------------------
       37,353          Darden Restaurants, Inc.                                 709,707
      284,030          McDonald's Corp.                                       6,686,066
       90,400          Starbucks Corp.(a)                                     2,603,520
       27,679          Wendy's International, Inc.                              894,032
       65,932          Yum! Brands, Inc.(a)                                   1,952,906
                                                                        ---------------
                                                                             12,846,231
 RETAIL  7.0%
 -----------------------------------------------------------------------------------
       82,213(c)       Albertson's, Inc.                                      1,691,121
       61,000(c)       AutoNation, Inc.(a)                                    1,069,940
       21,800(c)       AutoZone, Inc.(a)                                      1,951,754
       65,200          Bed Bath & Beyond, Inc.(a)                             2,489,336
       71,400          Best Buy Co., Inc.(a)                                  3,392,928
       25,024          Big Lots, Inc.(a)                                        395,629
       50,478          Circuit City Stores, Inc.                                481,055
      101,008(c)       Costco Wholesale Corp.(a)                              3,139,329
       87,296(c)       CVS Corp.                                              2,711,414
       16,723          Dillards, Inc.                                           233,788
       74,050          Dollar General Corp.                                   1,481,000
       37,200          Family Dollar Stores, Inc.                             1,483,908
       41,075          Federated Department Stores, Inc.(a)                   1,721,042
      200,513(c)       Gap, Inc.                                              3,432,783
      517,884          Home Depot, Inc.                                      16,494,605

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 19

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
       57,584(c)       J.C. Penney Co., Inc.                            $     1,230,570
       28,700(c)       Jones Apparel Group, Inc.(a)                             858,991
       76,100          Kohl's Corp.(a)                                        4,071,350
      171,134(c)       Kroger Co.(a)                                          3,058,165
      116,522          Limited, Inc.                                          1,757,152
       23,792          Liz Claiborne, Inc.                                      810,118
      174,848(c)       Lowe's Companies, Inc.                                 9,074,611
       66,171          May Department Stores Co.                              1,629,792
       60,838          Nike, Inc.                                             3,700,167
       29,700          Nordstrom, Inc.                                          736,857
       38,654          Radioshack Corp.                                       1,098,160
       14,349          Reebok International Ltd.(a)                             479,687
      100,100(c)       Safeway, Inc.(a)                                       2,296,294
       69,396(c)       Sears, Roebuck & Co.                                   3,034,687
       31,816          Sherwin-Williams Co.                                     935,709
       29,212          Supervalu, Inc.                                          696,998
      206,382(c)       Target Corp.                                           7,766,155
       31,100          Tiffany & Co.                                          1,160,963
      118,732          TJX Companies, Inc.                                    2,305,775
       50,807          Toys 'R' Us, Inc.(a)                                     611,208
      982,026          Wal-Mart Stores, Inc.                                 54,846,152
      231,778          Walgreen Co.                                           7,101,678
       30,940(c)       Winn-Dixie Stores, Inc.                                  298,571
                                                                        ---------------
                                                                            151,729,442
 RUBBER
 -----------------------------------------------------------------------------------
       13,588          Cooper Tire & Rubber Co.                                 215,642
       26,899          Goodrich Corp.                                           652,032
       39,571(c)       Goodyear Tire & Rubber Co.(a)                            259,981
                                                                        ---------------
                                                                              1,127,655
 STEEL -- PRODUCERS  0.1%
 -----------------------------------------------------------------------------------
       24,418          Allegheny Technologies, Inc.                             159,938
       18,428          Nucor Corp.                                              845,477
       17,809(c)       United States Steel Corp.                                327,329
       16,408          Worthington Industries, Inc.                             206,084
                                                                        ---------------
                                                                              1,538,828

See Notes to Financial Statements.
20 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 TELECOMMUNICATIONS  1.7%
 -----------------------------------------------------------------------------------
      170,400          ADC Telecommunications, Inc.(a)                  $       397,032
       70,534          Alltel Corp.                                           3,268,546
       28,422(c)       Andrew Corp.(a)                                          349,306
      607,754          AT&T Wireless Services, Inc.(a)                        4,971,428
       92,955          Avaya, Inc.(a)                                         1,013,210
       65,100          Broadcom Corp.(a)                                      1,732,962
       34,850          CenturyTel, Inc.                                       1,181,067
       92,800          CIENA Corp.(a)                                           548,448
       60,900          Citizens Communications Co.(a)                           682,689
       45,700(c)       Comverse Technology, Inc.(a)                             683,672
      301,700          JDS Uniphase Corp.(a)                                  1,086,120
      884,867(c)       Lucent Technologies, Inc.(a)                           1,911,313
      227,340(c)       Nextel Communications, Inc.(a)                         4,476,325
      175,200(c)       Qualcomm, Inc.                                         7,295,328
      368,736(c)       Qwest Communications International, Inc.(a)            1,253,702
       36,876          Scientific- Atlanta, Inc.                              1,148,687
      202,184          Sprint Corp. (FON Group)                               3,052,978
      221,692(c)       Sprint Corp. (PCS Group)(a)                            1,270,295
       92,794          Tellabs, Inc.(a)                                         630,071
                                                                        ---------------
                                                                             36,953,179
 TEXTILES
 -----------------------------------------------------------------------------------
       24,234          V.F. Corp.                                               942,945
 TOBACCO  1.0%
 -----------------------------------------------------------------------------------
      454,679          Altria Group, Inc.                                    19,914,940
       20,200(c)       R.J. Reynolds Tobacco Holdings, Inc.                     798,708
       35,899(c)       UST, Inc.                                              1,262,927
                                                                        ---------------
                                                                             21,976,575
 TRAVEL SERVICES
 -----------------------------------------------------------------------------------
       30,041          Sabre Holdings Corp.                                     645,581
 TRUCKING & SHIPPING  1.0%
 -----------------------------------------------------------------------------------
       66,816          FedEx Corp.                                            4,304,955
       14,221          Ryder System, Inc.                                       416,960
      253,100          United Parcel Service, Inc., Class B                  16,147,780
                                                                        ---------------
                                                                             20,869,695

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 21

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 UTILITY COMMUNICATIONS  2.3%
 -----------------------------------------------------------------------------------
      180,166          AT&T Corp.                                       $     3,882,577
      414,756          BellSouth Corp.                                        9,821,422
      744,101          SBC Communications, Inc.                              16,556,247
      621,733          Verizon Communications, Inc.                          20,169,019
                                                                        ---------------
                                                                             50,429,265
 UTILITIES -- ELECTRIC  2.3%
 -----------------------------------------------------------------------------------
      131,100          AES Corp.(a)                                             972,762
       27,600(c)       Allegheny Energy, Inc.(a)                                252,264
       37,169(c)       Ameren Corp.                                           1,594,922
       91,191(c)       American Electric Power Co., Inc.                      2,735,730
       65,779(c)       CenterPoint Energy, Inc.                                 603,193
       28,100          CMS Energy Corp.(a)                                      207,097
       50,551(c)       Consolidated Edison, Inc.                              2,060,459
       35,629          Constellation Energy Group, Inc.                       1,274,806
       71,152(c)       Dominion Resources, Inc.                               4,404,309
       36,587(c)       DTE Energy Co.                                         1,349,694
      204,962          Duke Energy Corp.                                      3,650,373
       72,962(c)       Edison International(a)                                1,393,574
       49,815          Entergy Corp.                                          2,697,482
       74,128          Exelon Corp.                                           4,707,128
       71,906          FirstEnergy Corp.                                      2,293,801
       41,836          FPL Group, Inc.                                        2,644,035
       64,500(c)       NiSource, Inc.                                         1,288,710
       20,000          Pinnacle West Capital Corp.                              710,000
       37,926          PPL Corp.                                              1,553,070
       53,458          Progress Energy, Inc.                                  2,376,743
       50,497(c)       Public Service Enterprise Group, Inc.                  2,120,874
      161,115          Southern Co.                                           4,723,892
       40,900(c)       TECO Energy, Inc.                                        565,238
       72,314(c)       TXU Corp.                                              1,703,718
       91,383          Xcel Energy, Inc.                                      1,413,695
                                                                        ---------------
                                                                             49,297,569
 WASTE MANAGEMENT  0.2%
 -----------------------------------------------------------------------------------
       48,600(c)       Allied Waste Industries, Inc.(a)                         524,880
      132,913          Waste Management, Inc.                                 3,478,333
                                                                        ---------------
                                                                              4,003,213
 WAREHOUSE/INDUSTRIAL  0.1%
 -----------------------------------------------------------------------------------
       42,700          ProLogis                                               1,291,675
                                                                        ---------------
                       Total common stocks (cost $2,133,571,214)          2,067,836,778
                                                                        ---------------

See Notes to Financial Statements.
22 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 CONTINGENT VALUE OBLIGATIONS
 UTILITIES -- ELECTRIC
 -----------------------------------------------------------------------------------
                       Progress Energy, Inc.(a)(f)
       21,700           (cost $11,827)                                  $             0
                                                                        ---------------
                       Total long-term investments (cost $2,133,583,041)   2,067,836,778
                                                                        ---------------
 SHORT-TERM INVESTMENTS  19.2%
 MUTUAL FUND  18.9%
 -----------------------------------------------------------------------------------
                       Dryden Core Investment Fund-Taxable Money Market
  409,243,136(d)        Series (Note 3)                                     409,243,136
 PRINCIPAL
 AMOUNT (000)
 ------------
 U.S. GOVERNMENT SECURITIES  0.3%
 -----------------------------------------------------------------------------------
 $      6,800(b)       United States Treasury Bills
                       0.93%, 12/18/03                                        6,787,257
                                                                        ---------------
                       Total short-term investments (cost $416,029,434)     416,030,393
                                                                        ---------------
                       TOTAL INVESTMENTS  114.4%
                        (COST $2,549,612,475; NOTE 5)                     2,483,867,171
                       Liabilities in excess of other assets  (14.4%)      (312,396,814)
                                                                        ---------------
                       NET ASSETS  100%                                 $ 2,171,470,357
                                                                        ---------------
                                                                        ---------------

------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.
(c) Securities, or portion thereof, on loan, see Note 4.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Affiliated security.
(f) Fair valued security, see Note 1.
                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 23

Statement of Assets and Liabilities
as of September 30, 2003

 ASSETS
 ------------------------------------------------------------------------------
 Investments at value, including securities on loan of
    $292,089,342 (cost $2,549,612,475)                           $2,483,867,171
 Receivable for Fund shares sold                                      2,761,847
 Dividends and interest receivable                                    2,311,390
 Other assets                                                            26,227
                                                                 --------------
 TOTAL ASSETS                                                     2,488,966,635
                                                                 --------------
 LIABILITIES
 ------------------------------------------------------------------------------
 Payable to broker for collateral for securities on loan
    (Note 4)                                                        308,888,657
 Payable for Fund shares reacquired                                   5,906,371
 Due to broker - variation margin                                     1,053,850
 Accrued expenses                                                       582,996
 Management fee payable                                                 548,643
 Payable for investments purchased                                      333,255
 Distribution fee payable                                               133,507
 Payable to custodian                                                    48,999
                                                                 --------------
 TOTAL LIABILITIES                                                  317,496,278
                                                                 --------------
 NET ASSETS                                                      $2,171,470,357
                                                                 --------------
                                                                 --------------
 ------------------------------------------------------------------------------
 Net assets were comprised of:
    Common stock, at par                                         $       96,857
    Paid-in capital in excess of par                              2,439,397,738
                                                                  --------------
                                                                  2,439,494,595
    Undistributed net investment income                              22,779,256
    Accumulated net realized loss on investments                   (222,968,240)
    Net unrealized depreciation on investments                      (67,835,254)
                                                                 --------------
 NET ASSETS, SEPTEMBER 30, 2003                                  $2,171,470,357
                                                                 --------------
                                                                 --------------
See Notes to Financial Statements.
24 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share ($59,374,420 / 2,653,522
 shares of beneficial interest issued and outstanding)                         $22.38
 Maximum sales charge (3.25% of offering price)                                   .75
                                                                               ------
 Offering price to public                                                      $23.13
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering and redemption price per share
 ($95,728,887 / 4,320,221 shares of beneficial interest issued and
 outstanding)                                                                  $22.16
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($48,823,511 / 2,203,398 shares of beneficial interest issued and
 outstanding)                                                                  $22.16
 Sales charge (1% of offering price)                                              .22
                                                                               ------
 Offering price to public                                                      $22.38
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering and redemption price per share
 ($754,205,733 / 33,631,759 shares of beneficial interest issued and
 outstanding)                                                                  $22.43
                                                                               ------
                                                                               ------
 CLASS I
 -----------------------------------------------------------------------------------
 Net asset value, offering and redemption price per share
 ($1,213,337,806 / 54,048,378 shares of beneficial interest issued and
 outstanding)                                                                  $22.45
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 25

Statement of Operations
Year Ended September 30, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $46)                      $  35,086,538
 Interest                                                                        81,382
 Income from securities loaned, net                                             195,648
                                                                          -------------
     TOTAL INCOME                                                            35,363,568
                                                                          -------------
 Expenses
 Management fee                                                               5,968,980
 Distribution fee--Class A                                                      128,374
 Distribution fee--Class B                                                      829,859
 Distribution fee--Class C                                                      438,197
 Transfer agent fee--Class A                                                     55,600
 Transfer agent fee--Class B                                                    228,700
 Transfer agent fee--Class C                                                     75,900
 Transfer agent fee--Class Z                                                    977,550
 Transfer agent fee--Class I                                                     16,516
 Reports to shareholders                                                        525,000
 Custodian's fees and expenses                                                  230,000
 Registration fees                                                              177,000
 Legal fees and expenses                                                         54,000
 Audit fee                                                                       29,500
 Trustees' fees                                                                  27,000
 Insurance expense                                                               26,000
 Miscellaneous                                                                   55,870
                                                                          -------------
     TOTAL EXPENSES                                                           9,844,046
 Less: Expense subsidy (Note 2)                                              (1,533,587)
                                                                          -------------
     NET EXPENSES                                                             8,310,459
                                                                          -------------
 NET INVESTMENT INCOME                                                       27,053,109
                                                                          -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                 (31,801,978)
    Financial futures contracts                                              15,528,386
                                                                          -------------
                                                                            (16,273,592)
                                                                          -------------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                             403,264,822
    Financial futures contracts                                               3,281,948
                                                                          -------------
                                                                            406,546,770
                                                                          -------------
 Net gain on investments                                                    390,273,178
                                                                          -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 417,326,287
                                                                          -------------
                                                                          -------------

See Notes to Financial Statements.
26 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------
                                                         2003                2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                               $  27,053,109       $   26,134,724
 Net realized loss on investment transactions          (16,273,592)        (148,348,927)
 Net change in unrealized appreciation
 (depreciation) on investments                         406,546,770         (352,873,516)
                                                     --------------    ------------------
 Net increase (decrease) in net assets resulting
 from operations                                       417,326,287         (475,087,719)
                                                     --------------    ------------------
 DIVIDENDS FROM NET INVESTMENT INCOME (NOTE 1)
 Class A                                                  (453,916)            (404,050)
 Class B                                                  (126,697)             (70,492)
 Class C                                                   (68,315)             (56,309)
 Class Z                                                (8,444,819)          (9,557,783)
 Class I                                               (14,660,492)         (15,867,500)
                                                     --------------    ------------------
                                                       (23,754,239)         (25,956,134)
                                                     --------------    ------------------
 FUND SHARE TRANSACTIONS (NET OF CONVERSIONS)
    (NOTE 6)
 Net proceeds from shares sold                         513,855,142          684,984,357
 Net asset value of shares issued in reinvestment
    of dividends                                        18,168,390           20,222,382
 Cost of shares reacquired                            (486,940,742)        (638,648,840)
                                                     --------------    ------------------
 Net increase in net assets from Fund share
    transactions                                        45,082,790           66,557,899
                                                     --------------    ------------------
 Net increase (decrease)                               438,654,838         (434,485,954)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                   1,732,815,519        2,167,301,473
                                                     --------------    ------------------
 End of year(a)                                      $2,171,470,357      $1,732,815,519
                                                     --------------    ------------------
                                                     --------------    ------------------
 ---------------
 (a) Includes undistributed net investment income
     of:                                             $  22,779,256       $   19,480,386
                                                     --------------    ------------------
                                                     --------------    ------------------

                                              See Notes to Financial Statements.
                           Dryden Index Series Fund - Dryden Stock Index Fund 27

Notes to Financial Statements

The Dryden Index Series Fund (the 'Company'), formerly known as the Prudential Index Series Fund, is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Dryden Stock Index Fund (the 'Fund') formerly known as the Prudential Stock Index Fund. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the manager, Prudential Investments LLC, in consultation with the subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Trustees. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at

28 Visit our website at www.jennisondryden.com maturity and the cost. Short-term securities which mature in more than sixty days are valued at current market quotations. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of

                           Dryden Index Series Fund - Dryden Stock Index Fund 29
any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss) (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net capital gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management ('PIM'). The

30 Visit our website at www.jennisondryden.com subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .30% of 1% of the average daily net assets of the Fund.

PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets for each share class. PI has also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer fees, do not exceed .55%, 1.30%, 1.30%, .30% and ..30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2003, PI subsidized $1,533,587 of the expenses of the Fund (.06%,.23%,.13%,.09% and .06% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $0.0125, $0.0476, $0.0265, $0.0185 and $0.0117 per
Class A, Class B, Class C, Class Z and Class I shares, respectively).

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended September 30, 2003, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $31,100 and $79,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended September 30, 2003. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons, and incurred other distribution costs.

                           Dryden Index Series Fund - Dryden Stock Index Fund 31

PIMS has advised the Fund that for the year ended September 30, 2003, it received approximately $214,200 and $27,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2003, the Fund incurred fees of approximately $42,800, $169,700, $59,400, $945,600 and $14 for the Class A,
Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of September 30, 2003 approximately $3,700, $14,400, $4,900, $75,400 and $0 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $6,500, $24,300, $12,800, $17,800 and $16,100 for Class A, Class B, Class C,
Class Z and Class I shares, respectively, in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, were approximately $6,300, $24,000, $12,600, $17,200 and $13,500 for Class A, Class B, Class C,
Class Z and Class I shares, respectively, for the year ended September 30, 2003. Effective July 1,

32 Visit our website at www.jennisondryden.com

2003, Prudential and Wachovia Corp. formed a joint venture ('Wachovia Securities, LLC') whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of September 30, 2003, approximately $6,100 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

PSI was the securities lending agent for the Fund. Effective July 1, 2003, PIM is the Fund's securities lending agent. For the year ended September 30, 2003, PSI and PIM have been compensated approximately $43,600 and $21,100 for these services, respectively.

The Fund invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of the Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2003, the Fund earned income of approximately $1,197,300 and $195,600 from the portfolio, by investing its excess cash and collateral received from securities lending, respectively.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2003 aggregated $89,931,501 and $44,978,319 respectively.

During the year ended September 30, 2003, the Fund entered into financial futures contracts. Details of open contracts at September 30, 2003 were as follows:

                                                            VALUE AT          VALUE AT
NUMBER OF                               EXPIRATION        SEPTEMBER 30,        TRADE            UNREALIZED
CONTRACTS            TYPE                  DATE               2003              DATE           DEPRECIATION
---------     -------------------    -----------------    -------------     ------------     ----------------
              Long Position:
              S&P 500 Index
   419        Futures                Dec 2003             $104,131,975      $106,221,925       $ (2,089,950)

As of September 30, 2003, the Fund had securities on loan with an aggregate market value of $292,089,342. The Fund received $308,888,657 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.
                           Dryden Index Series Fund - Dryden Stock Index Fund 33

NOTE 5. TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date.

For the years ended September 30, 2003 and September 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $23,754,239 and $25,956,134, respectively, was ordinary income. As of September 30, 2003, the accumulated undistributed earnings on a tax basis was $22,779,256.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2003 of approximately $198,294,000, of which $1,876,000 expires in 2009, $56,241,000 expires in 2010 and $140,177,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

In addition, as of September 30, 2003, the Fund elected to treat post-October capital losses of approximately $7,734,000 incurred in the eleven month period ended September 30, 2003 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of September 30, 2003 were as follows:

                                                         NET
 TAX BASIS                                            UNREALIZED
OF INVESTMENTS    APPRECIATION     DEPRECIATION      DEPRECIATION
---------------  -------------    -------------      -------------
$2,568,643,372    $314,276,223    $(399,052,424)      $(84,776,201)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shared are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not

34 Visit our website at www.jennisondryden.com subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. As of September 30, 2003 Prudential owned 840,984 Class A shares of the Fund.

Transactions in shares of beneficial interest were as follows:

CLASS A                                                         SHARES          AMOUNT
-----------------------------------------------------------   -----------    -------------
Year ended September 30, 2003:
Shares sold                                                     1,226,324    $  24,670,463
Shares issued in reinvestment of dividends                         21,727          438,245
Shares reacquired                                                (969,707)     (19,779,113)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                      278,344        5,329,595
Shares issued upon conversion from Class B                         92,299        1,917,379
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     370,643    $   7,246,974
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     1,300,887    $  31,258,217
Shares issued in reinvestment of dividends                         14,951          387,834
Shares reacquired                                                (876,186)     (20,107,602)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                      439,652       11,538,449
Shares issued upon conversion from Class B                         74,782        1,766,366
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     514,434    $  13,304,815
                                                              -----------    -------------
                                                              -----------    -------------
CLASS B
-----------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                     1,272,789    $  26,281,203
Shares issued in reinvestment of dividends                          6,016          120,925
Shares reacquired                                                (770,348)     (15,492,006)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                      508,457       10,910,122
Shares reacquired upon conversion into Class A                    (92,921)      (1,917,379)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     415,536    $   8,992,743
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     1,590,331    $  37,902,961
Shares issued in reinvestment of dividends                          2,569           66,389
Shares reacquired                                                (937,879)     (21,058,100)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                      655,021       16,911,250
Shares reacquired upon conversion into Class A                    (75,293)      (1,766,366)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     579,728    $  15,144,884
                                                              -----------    -------------
                                                              -----------    -------------

                           Dryden Index Series Fund - Dryden Stock Index Fund 35

CLASS C                                                         SHARES          AMOUNT
-----------------------------------------------------------   -----------    -------------
Year ended September 30, 2003:
Shares sold                                                       706,660    $  14,628,306
Shares issued in reinvestment of dividends                          3,296           66,243
Shares reacquired                                                (647,798)     (13,124,806)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                      62,158    $   1,569,743
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                       929,429    $  22,170,556
Shares issued in reinvestment of dividends                          2,137           55,226
Shares reacquired                                                (675,754)     (15,208,575)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     255,812    $   7,017,207
                                                              -----------    -------------
                                                              -----------    -------------
CLASS Z
-----------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                     9,851,946    $ 201,848,537
Shares issued in reinvestment of dividends                        372,418        7,515,405
Shares reacquired                                              (9,830,445)    (201,552,043)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                     393,919    $   7,811,899
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     9,766,951    $ 232,969,484
Shares issued in reinvestment of dividends                        321,795        8,353,809
Shares reacquired                                             (10,890,145)    (252,953,720)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                    (801,399)   $ (11,630,427)
                                                              -----------    -------------
                                                              -----------    -------------
CLASS I
-----------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                    12,101,081    $ 246,426,633
Shares issued in reinvestment of dividends                        496,907       10,027,572
Shares reacquired                                             (11,576,831)    (236,992,774)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                   1,021,157    $  19,461,431
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                    15,091,496    $ 360,683,139
Shares issued in reinvestment of dividends                        437,394       11,359,124
Shares reacquired                                             (14,298,447)    (329,320,843)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                   1,230,443    $  42,721,420
                                                              -----------    -------------
                                                              -----------    -------------

36 Visit our website at www.jennisondryden.com

Financial Highlights

                                                                       CLASS A
                                         ---------------------------------------------------
                                                                                               NOVEMBER 18,
                                                                                                  1999(D)
                                                     YEAR ENDED SEPTEMBER 30,                     THROUGH
                                         -------------------------------------------------     SEPTEMBER 30,
                                             2003              2002              2001              2000
 ------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 18.28           $ 23.30           $ 32.06           $ 31.53
                                             ------            ------            ------            ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)                       .23               .21               .21               .12
 Net realized and unrealized gain
    (loss) on investment transactions          4.07             (5.02)            (8.76)              .41
                                             ------            ------            ------            ------
 Total from investment operations              4.30             (4.81)            (8.55)              .53
                                             ------            ------            ------            ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income          (.20)             (.21)             (.21)               --
 Distributions from net realized
    gains                                        --                --             --(e)                --
                                             ------            ------            ------            ------
 Total distributions                           (.20)             (.21)             (.21)               --
                                             ------            ------            ------            ------
 Net asset value, end of period             $ 22.38           $ 18.28           $ 23.30           $ 32.06
                                             ------            ------            ------            ------
                                             ------            ------            ------            ------
 TOTAL RETURN(B):                             23.62%           (20.90)%          (26.81)%            1.68%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)            $59,374           $41,723           $41,198           $30,432
 Average net assets (000)                   $51,350           $49,658           $37,775           $19,055
 Ratios to average net assets:(a)
    Expenses, including distribution
       and service (12b-1) fees(f)              .65%              .65%              .65%              .65%(c)
    Expenses, excluding distribution
       and service (12b-1) fees                 .40%              .40%              .40%              .40%(c)
    Net investment income                      1.11%              .92%              .79%              .72%(c)
 For Class A, B and C shares:
    Portfolio turnover rate                       2%                7%                3%                2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
(e) Less than $.005 per share.
(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
                                              See Notes to Financial Statements.

                           Dryden Index Series Fund - Dryden Stock Index Fund 37

Financial Highlights
Cont'd.

                                                                       CLASS B
                                         ---------------------------------------------------
                                                                                               NOVEMBER 18,
                                                                                                  1999(D)
                                                     YEAR ENDED SEPTEMBER 30,                     THROUGH
                                         -------------------------------------------------     SEPTEMBER 30,
                                             2003              2002              2001              2000
 -----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 18.09           $ 23.06           $ 31.85           $ 31.53
                                             ------            ------            ------            ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(a)                .08               .05               .04              (.01)
 Net realized and unrealized gain
    (loss) on investment transactions          4.02             (5.00)            (8.74)              .33
                                             ------            ------            ------            ------
 Total from investment operations              4.10             (4.95)            (8.70)              .32
                                             ------            ------            ------            ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income          (.03)             (.02)             (.09)               --
 Distributions from net realized
 gains                                           --                --             --(e)                --
                                             ------            ------            ------            ------
 Total distributions                           (.03)             (.02)             (.09)               --
                                             ------            ------            ------            ------
 Net asset value, end of period             $ 22.16           $ 18.09           $ 23.06           $ 31.85
                                             ------            ------            ------            ------
                                             ------            ------            ------            ------
 TOTAL RETURN(B):                             22.69%           (21.49)%          (27.39)%            1.01%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)            $95,729           $70,630           $76,668           $70,903
 Average net assets (000)                   $82,986           $87,868           $78,694           $42,919
 Ratios to average net assets:(a)
    Expenses, including distribution
       and service (12b-1) fees                1.40%             1.40%             1.40%             1.40%(c)
    Expenses, excluding distribution
       and service (12b-1) fees                 .40%              .40%              .40%              .40%(c)
    Net investment income (loss)                .38%              .16%              .05%             (.05)%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Less than $.005 per share.

See Notes to Financial Statements.

38 Visit our website at www.jennisondryden.com

                                                                       CLASS C
                                         ---------------------------------------------------
                                                                                               NOVEMBER 18,
                                                                                                  1999(D)
                                                     YEAR ENDED SEPTEMBER 30,                     THROUGH
                                         -------------------------------------------------     SEPTEMBER 30,
                                             2003              2002              2001              2000
 ------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 18.09           $ 23.06           $ 31.85           $ 31.53
                                             ------            ------            ------            ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)                       .07               .04               .05             --(e)
 Net realized and unrealized gain
    (loss) on investment transactions          4.03             (4.98)            (8.75)              .32
                                             ------            ------            ------            ------
 Total from investment operations              4.10             (4.94)            (8.70)              .32
                                             ------            ------            ------            ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income          (.03)             (.03)             (.09)               --
 Distributions from net realized
 gains                                           --                --             --(e)                --
                                             ------            ------            ------            ------
 Total distributions                           (.03)             (.03)             (.09)               --
                                             ------
 Net asset value, end of period             $ 22.16           $ 18.09           $ 23.06           $ 31.85
                                             ------            ------            ------            ------
                                             ------            ------            ------            ------
 TOTAL RETURN(B):                             22.69%           (21.47)%          (27.37)%            1.01%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)            $48,823           $38,729           $43,487           $32,308
 Average net assets (000)                   $43,820           $49,960           $41,230           $20,854
 Ratios to average net assets:(a)
    Expenses, including distribution
       and service (12b-1) fees                1.40%             1.40%             1.37%             1.37%(c)
    Expenses, excluding distribution
       and service (12b-1) fees                 .40%              .40%              .37%              .37%(c)
    Net investment income (loss)                .38%              .16%              .09%             (.01)%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.

                                              See Notes to Financial Statements.

                           Dryden Index Series Fund - Dryden Stock Index Fund 39

Financial Highlights
Cont'd.

                                                                                 CLASS Z
                                         ------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------------------------------------
                                             2003             2002             2001             2000             1999
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR        $  18.32         $  23.35         $  32.12         $  28.96         $  23.11
                                         ------------     ------------     ------------     ------------     ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)                       .28              .28              .28              .29              .22
 Net realized and unrealized gain
    (loss) on investment transactions          4.08            (5.03)           (8.78)            3.53             6.07
                                         ------------     ------------     ------------     ------------     ------------
 Total from investment operations              4.36            (4.75)           (8.50)            3.82             6.29
                                         ------------     ------------     ------------     ------------     ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income          (.25)            (.28)            (.27)            (.32)            (.26)
 Distributions from net realized
 gains                                           --               --            --(c)             (.34)            (.18)
                                         ------------     ------------     ------------     ------------     ------------
 Total distributions                           (.25)            (.28)            (.27)            (.66)            (.44)
                                         ------------     ------------     ------------     ------------     ------------
 Net asset value, end of year              $  22.43         $  18.32         $  23.35         $  32.12         $  28.96
                                         ------------     ------------     ------------     ------------     ------------
                                         ------------     ------------     ------------     ------------     ------------
 TOTAL RETURN(B):                             23.97%          (20.71)%         (26.67)%          13.28%           27.41%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)             $754,206         $609,033         $794,954         $995,426         $866,762
 Average net assets (000)                  $693,096         $812,314         $928,287         $980,790         $681,129
 Ratios to average net assets:(a)
    Expenses                                    .40%             .40%             .40%             .40%             .40%
    Net investment income                      1.37%            1.16%            1.04%             .95%            1.16%
 For Class Z and I shares:
    Portfolio turnover rate                       2%               7%               3%               2%               3%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.

See Notes to Financial Statements.

40 Visit our website at www.jennisondryden.com

                                                                                 CLASS I
                                         ---------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------------------------------------------
                                             2003             2002             2001             2000             1999
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR       $    18.34       $    23.38       $    32.16       $    28.99       $    23.13
                                         ------------     ------------     ------------     ------------     ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)                        .31              .30              .30              .33              .36
 Net realized and unrealized gain
    (loss) on investment transactions           4.08            (5.04)           (8.78)            3.53             5.96
                                         ------------     ------------     ------------     ------------     ------------
 Total from investment operations               4.39            (4.74)           (8.48)            3.86             6.32
                                         ------------     ------------     ------------     ------------     ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income           (.28)            (.30)            (.30)            (.35)            (.28)
 Distributions from net realized
 gains                                            --               --            --(c)             (.34)            (.18)
                                         ------------     ------------     ------------     ------------     ------------
 Total distributions                            (.28)            (.30)            (.30)            (.69)            (.46)
                                         ------------     ------------     ------------     ------------     ------------
 Net asset value, end of year             $    22.45       $    18.34       $    23.38       $    32.16       $    28.99
                                         ------------     ------------     ------------     ------------     ------------
                                         ------------     ------------     ------------     ------------     ------------
 TOTAL RETURN(B):                              24.08%          (20.64)%         (26.58)%          13.38%           27.55%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)            $1,213,338       $  972,700       $1,210,995       $1,501,345       $1,019,034
 Average net assets (000)                 $1,118,408       $1,278,422       $1,431,444       $1,317,874       $  915,642
 Ratios to average net assets:(a)
    Expenses                                     .30%             .30%             .30%             .30%             .30%
    Net investment income                       1.48%            1.26%            1.14%            1.05%            1.26%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.
                                              See Notes to Financial Statements.

                           Dryden Index Series Fund - Dryden Stock Index Fund 41

Report of Independent Auditors

To the Shareholders and Board of Trustees of Dryden Index Series Fund--Dryden Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Index Series Fund--Dryden Stock Index Fund, formerly Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund') at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 20, 2003

42 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2003) as to the federal tax status of dividends paid by the Fund during such fiscal year. During 2003, the Fund paid dividends of $.20, $.03, $.03, $.25 and $.28 per Class A share, Class B share, Class C share, Class Z share and Class I share, respectively, from ordinary income. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended September 30, 2003 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2003. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 2004 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 2003.

The Fund intends to designate the maximum amount of dividends qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.
                           Dryden Index Series Fund - Dryden Stock Index Fund 43

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purpose:

To approve the election of ten (10) trustees to the Board of Trustees, as follows:

- David E.A. Carson
- Robert E. La Blanc
- Robert F. Gunia
- Douglas H. McCorkindale
- Stephen P. Munn
- Richard A. Redeker
- Judy A. Rice
- Robin B. Smith
- Stephen Stoneburn
- Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

                        VOTES        VOTES       VOTES
       MATTER            FOR        AGAINST     WITHHELD      ABSTENTIONS
------------------  -------------   -------     --------      -----------
David E.A. Carson     89,597,001      --         380,657          --
Robert E. La Blanc    89,626,508      --         351,150          --
Robert F. Gunia       89,622,614      --         355,044          --
Douglas H.
 McCorkindale         89,630,290      --         347,368          --
Stephen P. Munn       89,631,545      --         346,113          --
Richard A. Redeker    89,616,944      --         360,714          --
Judy A. Rice          89,673,055      --         304,603          --
Robin B. Smith        89,627,967      --         349,691          --
Stephen Stoneburn     89,630,221      --         347,437          --
Clay T. Whitehead     89,627,900      --         349,758          --

One more matter in addition to the above referenced proposal was submitted for shareholder approval, and the shareholder meeting relating to the matter was adjourned until August 21, 2003.

44 Visit our website at www.jennisondryden.com

A meeting of the Fund's shareholders was held on August 21, 2003. The meeting was held for the following purpose:

To approve amendments to the Fund's Declaration of Trust.

The result of the proxy solicitation on the preceding matter was:

                               VOTES          VOTES
         MATTER                 FOR          AGAINST     ABSTENTIONS
  ---------------------    -------------     -------     -----------
  Amendments to the
   Fund's Declaration
   of Trust                  26,266,861      877,077       336,253

                           Dryden Index Series Fund - Dryden Stock Index Fund 45

Management of the Company
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT TRUSTEES2

DAVID E.A. CARSON (69), Trustee since 20033
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Trustee since 20033
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:4 Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Trustee since 19963
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).

STEPHEN P. MUNN (61), Trustee since 19963
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:4 Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

46 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Trustee since 19963
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:4 None.

ROBIN B. SMITH (64), Trustee since 19963
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:4 Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Trustee since 20033
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:4 None

CLAY T. WHITEHEAD (64), Trustee since 19963
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund,
Inc.

INTERESTED TRUSTEES1

JUDY A. RICE (55), President since 2003 and Trustee since 20003
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute. Other Directorships held:4 None

                           Dryden Index Series Fund - Dryden Stock Index Fund 47

ROBERT F. GUNIA (56), Vice President and Trustee since 19963
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

OFFICERS2

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 20023 Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 19983
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

48 Visit our website at www.jennisondryden.com

   1 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
     Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment
     Management, Inc. or PIM) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Directors on
     December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
                           Dryden Index Series Fund - Dryden Stock Index Fund 49

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/03
              One Year        Five Years        Ten Years     Since Inception
Class A    19.61% (19.55)        N/A               N/A         -8.67% (-8.72)
Class B    17.69  (17.64)        N/A               N/A         -9.06  (-9.12)
Class C    20.48  (20.42)        N/A               N/A         -8.81  (-8.87)
Class Z    23.97  (23.91)    0.79% (0.73)      9.65% (9.61)     9.93   (9.89)
Class I    24.08  (24.02)    0.89  (0.83)          N/A          2.09   (2.03)

Average Annual Total Returns (Without Sales Charges) as of 9/3/03
              One Year        Five Years        Ten Years     Since Inception
Class A    23.62% (23.57)        N/A               N/A         -7.89% (-7.94)
Class B    22.69  (22.64)        N/A               N/A         -8.59  (-8.64)
Class C    22.69  (22.64)        N/A               N/A         -8.58  (-8.63)
Class Z    23.97  (23.91)    0.79% (0.73)      9.65% (9.61)     9.93   (9.89)
Class I    24.08  (24.02)    0.89  (0.83)          N/A          2.09   (2.03)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 11/18/99; Class Z,
11/5/92; and Class I, 8/1/97.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares
(November 18, 1999) and the account values at the end of the current fiscal year (September
30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class
B, C, Z, and I shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

Visit our website at www.jennisondryden.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z and Class I shares are not subject to sales charges or 12b-1 fees.
Without waiver of fees and/or expense
subsidization, the Fund's returns would have been lower, as indicated in parentheses. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

                               Dryden Stock Index Fund

Mail                           Telephone             Website
Gateway Center Three           (800) 225-1852        www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102

----------------------------------------------------------------------------
TRUSTEES
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead
----------------------------------------------------------------------------
OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -
Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer
----------------------------------------------------------------------------
MANAGER               Prudential Investments LLC  Gateway Center Three
                                                  100 Mulberry Street
                                                  Newark, NJ 07102
----------------------------------------------------------------------------
INVESTMENT ADVISER    Prudential Investment       Gateway Center Two
                      Management, Inc.            100 Mulberry Street
                                                  Newark, NJ 07102
----------------------------------------------------------------------------
DISTRIBUTOR           Prudential Investment       Gateway Center Three
                      Management Services LLC     14th Floor
                                                  100 Mulberry Street
                                                  Newark, NJ 07102
----------------------------------------------------------------------------
CUSTODIAN             State Street Bank           One Heritage Drive
                      and Trust Company           North Quincy, MA 02171
----------------------------------------------------------------------------
TRANSFER AGENT        Prudential Mutual Fund      PO Box 8098
                      Services LLC                Philadelphia, PA 19101
----------------------------------------------------------------------------
INDEPENDENT AUDITORS  PricewaterhouseCoopers LLP  1177 Avenue of the Americas
                                                  New York, NY 10036
----------------------------------------------------------------------------
LEGAL COUNSEL         Sullivan & Cromwell LLP     125 Broad Street
                                                  New York, NY 10004
----------------------------------------------------------------------------

Dryden Stock Index Fund

Share Class       A         B         C          Z         I
Nasdaq            PSIAX     PBSIX     PSICX      PSIFX     PDSIX
CUSIP             262439102 262439201 262439300  262439409 262439508

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
   FEDERAL GOVERNMENT AGENCY

      MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
  ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Dryden Stock Index Fund

Share Class       A         B         C          Z         I
Nasdaq            PSIAX     PBSIX     PSICX      PSIFX     PDSIX
CUSIP             262439102 262439201 262439300  262439409 262439508

MF174E   IFS-A085824

Item 2 -- Code of Ethics -- See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at (203) 944-5310, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 -- Audit Committee Financial Expert --

The registrant's Board has determined that Mr. Stephen Munn, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

    (a) Code of Ethics -- Attached hereto

    (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act -- Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Index Series Fund

By (Signature and Title)*  /s/Richard Kirk
                           ----------------------
                           Richard Kirk
                           Assistant Secretary

Date  November 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/Judy A. Rice
                          ----------------------
                          Judy A. Rice
                          President and Principal Executive Officer

Date  November 24, 2003


By (Signature and Title)*  /s/Grace C. Torres
                           ----------------------
                           Grace C. Torres
                           Treasurer and Principal Financial Officer

Date  November 24, 2003



* Print the name and title of each signing officer under his or her signature.